EXHIBIT (q)(1)

                                POWER OF ATTORNEY

         We, the undersigned Trustees of The Wright Managed Income Trust, a Massachusetts business trust, do hereby constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.


         Name                                   Capacity                                    Date
        -------                                -----------                                --------
                                           President, Principal Executive
s/Peter M. Donovan                         Officer and Trustee                         December 13, 2001
--------------------
Peter M. Donovan

                                           Treasurer, Principal Financial
s/James L. O'Connor                        and Accounting Officer                      December 13, 2001
-------------------
James L. O'Connor

s/James P. Biggs                           Trustee                                     December 13, 2001
--------------------
James P. Biggs

s/H. Day Brigham, Jr.                      Trustee                                     December 13, 2001
----------------------
H. Day Brigham, Jr.

s/Judith R. Corchard                       Trustee                                     December 13, 2001
----------------------
Judith R. Corchard

s/Dorcas R. Hardy                          Trustee                                     December 13, 2001
----------------------
Dorcas R. Hardy

s/Leland Miles                             Trustee                                     December 13, 2001
----------------
Leland Miles

 s/A..M. Moody, III                        Trustee                                     December 13, 2001
--------------------
A.M. Moody, III

s/Lloyd F. Pierce                          Trustee                                     December 13, 2001
-------------------
Lloyd F. Pierce

s/Richard E. Taber                         Trustee                                     December 13, 2001
-------------------
Richard E. Taber


                                                       EXHIBIT (q)(2)

                                POWER OF ATTORNEY

         The undersigned Trustees of The Wright Blue Chip Master Portfolio Trust, a New York trust (the "Portfolio Trust"), do hereby constitute and appoint Peter M. Donovan, A.M. Moody, III, Alan R. Dynner and H. Day Brigham, Jr., and each of them acting singly, to be their true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for each of them, in their name and in the capacities indicated below, (1) any and all amendments to the Registration Statements on Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the Registration Statements on Form N-1A of The Wright Managed Equity Trust and The Wright Managed Income Trust (the "Investment Trusts") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (3) the Registration Statement on Form N-1A of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (4) any Registration Statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trusts or any Holder and (5) any and all other documents and papers relating thereto, and generally to do all such things in her name and on her behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature..


         Name                                   Capacity                                      Date
       ------                                  -----------                                  -------
                                            President, Principal Executive
s/Peter M. Donovan                           Officer and Trustee                        December 13, 2001
------------------
Peter M. Donovan

                                            Treasurer, Principal Financial
s/James L. O'Connor                         and Accounting Officer                      December 13, 2001
-------------------
James L. O'Connor

s/James P. Biggs                            Trustee                                     December 13, 2001
-------------------
James P. Biggs

s/H. Day Brigham, Jr.                       Trustee                                     December 13, 2001
----------------------
H. Day Brigham, Jr.

s/Judith R. Corchard                        Trustee                                     December 13, 2001
----------------------
Judith R. Corchard

s/Dorcas R. Hardy                           Trustee                                     December 13, 2001
---------------------
Dorcas R. Hardy

s/Leland Miles                              Trustee                                     December 13, 2001
--------------------
Leland Miles

s/A.M. Moody, III                           Trustee                                     December 13, 2001
------------------
A.M. Moody, III

s/Lloyd F. Pierce                           Trustee                                     December 13, 2001
------------------
Lloyd F. Pierce

s/Richard E. Taber                          Trustee                                     December 13, 2001
-------------------
Richard E. Taber